EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
We

hereby consent

to the incorporation

by reference

in the Registration

Statements on

Form S-3 (Nos.

333-257218
and

333-257217)

and

Form

S-8 (Nos.

333-238205,

333-153044,

333-128909

and

333-229711)

of

Popular,

Inc.

of
our

report

dated

March

1,

2022

relating

to

the

financial

statements

and

the

effectiveness

of

internal

control

over
financial reporting, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP
San Juan, Puerto Rico
March 1, 2022